EXHIBIT 99.2

                NATIONAL HOME HEALTH CARE CORP. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                    UNAUDITED


     The following pro forma condensed combined balance sheet has been prepared by combining the balance sheets of National Home Health Care Corp. (the "Company") as of July 31, 1995 and Nurse Care, Inc. ("Nurse Care") as of July 31, 1995 adjusted by the pro forma items set forth below. The pro forma combination has been made on the basis of the purchase by the Company in accordance with the Stock Purchase Agreement dated August 4, 1995. The statement should be read in conjunction with its notes and with the historical financial statements of the Company and Nurse Care.


                                      The Company          Nurse Care         Pro Forma
                                     July 31, 1995       July 31, 1995        Adjustments            Pro Forma
                                     -------------       -------------       -------------        --------------
               ASSETS
Current assets:
 Cash and cash equivalents              $9,237,000         $   617,000         ($3,150,000)(1)       $ 6,704,000
 Investments                               553,000                                                       553,000
 Accounts receivable-net                 5,338,000           2,928,000                                 8,266,000
 Notes receivable                          349,000                                                       349,000
 Income taxes receivable                    72,000             280,000                                   352,000
 Prepaid expenses and other assets         354,000               7,000             (63,000)(1)           298,000
 Deferred Taxes                             80,000             110,000                                   190,000
                                      ------------        ------------       -------------        --------------
    Total current assets                15,983,000           3,942,000          (3,213,000)           16,712,000

Furniture, equipment and leasehold
  improvements,  net                       445,000              65,000                                   510,000
Notes receivable - noncurrent              690,000                                                       690,000
Restricted cash                            260,000                                                       260,000
Excess of cost over fair value, net      1,036,000                               1,869,000(1)          2,905,000
Other intangible assets, net               342,000                                                       342,000
Deposits and other assets                  109,000               7,000                                   116,000
                                      ------------        ------------       -------------        --------------
     TOTAL                             $18,865,000          $4,014,000         ($1,344,000)          $21,535,000
                                      ============        ============       =============        ==============








(continued)
                                       -1-

                NATIONAL HOME HEALTH CARE CORP. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                    UNAUDITED

                                          The Company          Nurse Care         Pro Forma
                                         July 31, 1995       July 31, 1995        Adjustments            Pro Forma
                                         -------------       -------------       -------------        --------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable and accrued expenses     $   910,000        $    798,000                              $  1,708,000
 Capital lease obligations-current              27,000                                                        27,000
 Estimated third-party payor settlements                         1,872,000                                 1,872,000

       Total current liabilities               937,000           2,670,000                                 3,607,000

Capital lease obligations - noncurrent          14,000                                                        14,000
                                          ------------        ------------       -------------        --------------
       Total liabilities                       951,000           2,670,000                                 3,621,000
                                          ------------        ------------                            --------------

Stockholders' equity:
      Common stock                               6,000               2,000              (2,000)(1)             6,000
      Additional paid-in capital            15,552,000              19,000             (19,000)(1)        15,552,000
      Retained earnings                      3,307,000           1,323,000          (1,323,000)(1)         3,307,000
      Treasury stock                          (951,000)                                                     (951,000)
                                          ------------        ------------       -------------        --------------

        Total stockholders' equity          17,914,000           1,344,000          (1,344,000)           17,914,000
                                          ------------        ------------       -------------        --------------

        TOTAL                              $18,865,000         $ 4,014,000         ($1,344,000)          $21,535,000
                                          ============        ============       =============        ==============



-------------------------
(1)   To record cash purchase price of
         Nurse Care                          ($ 3,150,000)
                                            ==============

      Purchase price                         $   3,150,000
      Fair value of net assets of Nurse Care    (1,344,000)
      Estimated costs of acquisition                63,000
                                            --------------

      Excess of cost over fair value of net
        assets of business acquired         $    1,869,000
                                            ==============


                NATIONAL HOME HEALTH CARE CORP. AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                    UNAUDITED

     The following pro forma condensed combined statements of operations has been prepared by combining the statement of operations of the Company with the statement of operations of Nurse Care for the periods indicated, adjusted for the items set forth in the notes below assuming the Acquisition took place at the beginning of the period. These statements should be read in conjunction with their notes and with the historical financial statements of the Company and Nurse Care.


                                                  Historical
                                      ---------------------------------
                                        The Company         Nurse Care
                                      Twelve Months        Twelve Months                                 Twelve
                                          ended                ended                Pro Forma             Months
                                      July 31, 1995        July 31, 1995           Adjustments          Pro Forma
                                      -------------        -------------         --------------         ---------
Patient fee income                      $24,556,000          $15,791,000            $ 200,000(D)      $40,547,000

Operating expenses:
   Personnel costs                       18,959,000           14,416,000             (250,000)(C)      33,125,000
   General and administrative             3,286,000            1,104,000                                4,390,000
   Amortization of intangibles              169,000                                    93,000(B)          262,000
                                      -------------       --------------        -------------       -------------
        Total operating expenses         22,414,000           15,520,000             (157,000)         37,777,000
                                      -------------       --------------        -------------       -------------
Income from operations                    2,142,000              271,000              357,000           2,770,000
                                      -------------       --------------        -------------       -------------

Other income:
   Interest income                          410,000               12,000             (189,000)(A)         233,000
                                      -------------       --------------        -------------       -------------

Income from operations before taxes       2,552,000              283,000             168,000            3,003,000
                                      -------------       --------------        -------------       -------------
Provision for income taxes                1,126,000              141,000             104,000(E )        1,371,000
                                      -------------       --------------        -------------       -------------

NET INCOME                              $ 1,426,000        $     142,000           $   64,000          $1,632,000
                                      =============       ==============        =============       =============

Net income per share of common stock          $0.30                                                         $0.34

Weighted average shares outstanding       4,760,075                                                     4,760,075


-------------------------
(A) Represents an adjustment of interest income based on a yield of 6% earned on cash used for purchase of Nurse Care for $3,150,000.

(B) Represents amortization of excess of cost over fair value of assets acquired over 20 years.

(C) Represents the reduction of compensation paid by Nurse Care to a selling shareholder whose services were not retained by the Company.

(D) Represents the reimbursable benefit from third party payors based on the allocation of home office costs of the Company to Nurse Care.

         Home Office Costs of the Company                    $1,000,000

         Third party reimbursement costs of
         Nurse Care/Total company costs                             20%

     Additional revenue from third parties                     $200,000

(E)  Represents 40% effective tax rate on Pro Forma adjustments.




                                       -3-